                                                                      Exhibit 14


                 CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, GEORGE C. KOLULIS of Simsbury, Connecticut, Director, President and Chief Executive Officer of Citicorp Life Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for Citicorp Life Variable Annuity Separate Account, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2001.


                                /s/George C. Kokulis
                                Director, President and Chief Executive Officer Citicorp Life Insurance Company

                 CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, GLENN D. LAMMEY of Simsbury, Connecticut, Director and Chief Financial Officer of Citicorp Life Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for Citicorp Life Variable Annuity Separate Account, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2001.



                                           /s/ Glenn D. Lammey
                                           Director, Chief Financial Officer
                                           Citicorp Life Insurance Company

                 CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, MARLA BERMAN LEWITUS of Marlborough, Massachusetts, a Director of Citicorp Life Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for Citicorp Life Variable Annuity Separate Account, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2001.


                                            Marla Berman Lewitus
                                            Director
                                            Citicorp Life Insurance Company

                 CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, WILLIAM R. HOGAN of Farmington, Connecticut, a Director, of Citicorp Life Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for Citicorp Life Variable Annuity Separate Account, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2001.


                                           William R. Hogan
                                           Director
                                           Citicorp Life Insurance Company

                 CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, DAVID A. TYSON of E. Granby, Connecticut, a Director of Citicorp Life Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for Citicorp Life Variable Annuity Separate Account, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2001.


                                             /s/David A. Tyson
                                             Director
                                             Citicorp Life Insurance Company